Exhibit 99.2

Q1 Fiscal Year 2019 Financial Highlights For the quarter ended April 30, 2018 May 31, 2018

Forward-Looking Statements

Certain statements in this communication may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including statements regarding Tech Data's plans, objectives, expectations and intentions, Tech Data's financial results and estimates and/or business prospects, involve a number of risks and uncertainties and actual results could differ materially from those projected. These forward looking statements are based on current expectations, estimates, forecasts, and projections about the operating environment, economies and markets in which Tech Data operates and the beliefs and assumptions of our management. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words, and similar expressions are intended to identify such forward looking statements. In addition, any statements that refer to Tech Data's future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward looking statements. These forward looking statements are only predictions and are subject to risks, uncertainties, and assumptions. Therefore, actual results may differ materially and adversely from those expressed in any forward looking statements.

For additional information with respect to important risks and other factors that could cause actual results to differ materially from those in the forward-looking statements, see Tech Data's Annual Report on Form 10-K for the year ended January 31, 2018, including Part I, Item 1A, "Risk Factors" therein, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other securities filings with the Securities and Exchange Commission (the "SEC") that are available at the SEC's website at www.sec.gov and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Many of these factors are beyond Tech Data's control. Unless otherwise required by applicable securities laws, Tech Data disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Tech Data undertakes no duty to update any forward looking statements contained herein to reflect actual results or changes in Tech Data's expectations.

Use of Non-GAAP Financial Information

This document includes financial results prepared in accordance with generally accepted accounting principles ("GAAP"). In addition to GAAP results, Tech Data management believes that the presentation of non-GAAP financial measures is useful to investors because it provides investors with a more complete understanding of our operational results and a meaningful comparison of our performance between periods. The non-GAAP results and outlook should only be used in conjunction with results reported in accordance with GAAP and are not intended to be a substitute for results reported in accordance with GAAP. Non-GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Tech Data, include but are not limited to sales, income or expense items as adjusted for the impact of changes in foreign currencies (referred to as "constant currency"), non-GAAP selling, general and administrative expenses ("SG&A"), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share and Adjusted Return on Invested Capital. These non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by comparable companies. Management may also use these non-GAAP financial measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. This presentation provides a detailed reconciliation between results reported in accordance with GAAP and non-GAAP financial measures.

2

3 Worldwide Q1 FY19: • Worldwide reported net sales of $8.5 billion increased 22% year - over - year and declined 15% sequentially . • The increase in net sales year - over - year is primarily attributed to changes in foreign currency exchange rates and an additional month of Technology Solutions’ (“TS”) results . • On a constant currency basis, net sales increased 13% year - over - year and declined 16% sequentially. • Three of our vendor partners represented 10% or more of our net sales ; Apple represented 14%, HP Inc . represented 12% and Cisco represented 11% of net sales . ⁽ ¹ ⁾ CC: constant currency Note: Net sales and related growth rates adjusted to reflect adoption of new revenue recognition standard ASC 606. Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Asia Pacific $1.0 $1.0 $1.0 $1.0 $1.0 Americas $3.1 $3.8 $3.7 $3.9 $3.6 Europe $3.7 $4.0 $4.5 $5.9 $4.7 Y/Y Growth 28% 38% 39% 48% 22% Y/Y CC Growth ⁽ ¹ ⁾ 32% 39% 35% 39% 13% $8.4 $8.5 $7.0 $8.1 53% 45% 50% 47% 3% 54% 43% 3% $10.0 $ in Billions Net Sales 59% 38% 3% 55% 42% 3% 2%

4 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Americas $3.1 $3.8 $3.7 $3.9 $3.6 Y/Y growth 42% 53% 52% 57% 15% Y/Y CC growth ⁽ ¹ ⁾ 42% 53% 52% 56% 15% $3.1 $3.8 $3.7 $3.9 $3.6 0% 2% 4% 6% 8% 10% 12% $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 Q1 FY19: • On a reported, and constant currency basis, Americas’ net sales of $3.6 billion increased 15% year - over - year and declined 6% sequentially. • The increase in net sales year - over - year is primarily attributed to an additional month of TS results . Americas $ in Billions Net Sales ⁽ ¹ ⁾ CC: constant currency Note: Net sales and related growth rates adjusted to reflect adoption of new revenue recognition standard ASC 606.

5 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Europe $3.7 $4.0 $4.5 $5.9 $4.7 Y/Y growth 13% 19% 23% 36% 26% Y/Y CC growth ⁽ ¹ ⁾ 20% 21% 17% 23% 10% $3.7 $4.0 $4.5 $5.9 $4.7 -1% 1% 3% 5% 7% 9% 11% 13% 15% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 Q1 FY19: • Europe’s reported net sales of $4.7 billion increased 26% year - over - year and declined 21% sequentially. • The increase in net sales year - over - year is primarily attributed to changes in foreign currency exchange rates and an additional month of TS results. • On a constant currency basis, net sales increased 10% year - over - year and declined 23% sequentially. Europe $ in Billions Net Sales ⁽ ¹ ⁾ CC: constant currency Note: Net sales and related growth rates adjusted to reflect adoption of new revenue recognition standard ASC 606.

6 Asia Pacific Q1 FY19: • Asia Pacific reported net sales of $0.27 billion increased 48 % year - over - year and declined 12% sequentially. • The increase in net sales is primarily attributed to an additional month of TS results. • On a constant currency basis, net sales increased 46% year - over - year and declined 12% sequentially. $ in Billions Net Sales Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Asia Pacific $0.2 $0.3 $0.3 $0.3 $0.3 Y/Y growth ⁽ ¹ ⁾ 48% Y/Y CC growth ⁽ ² ⁾ 46% $0.18 $0.28 $0.27 $0.30 $0.27 -0.01 0.01 0.03 0.05 0.07 0.09 0.11 0.13 0.15 $- $0.1 $0.1 $0.2 $0.2 $0.3 $0.3 $0.4 $0.4 $0.5 $0.5 ⁽ ¹ ⁾ Tech Data had no operations in the Asia Pacific region prior to the acquisition of Technology Solutions on February 27, 2017. ⁽ ² ⁾ CC : constant currency Note: Net sales and related growth rates adjusted to reflect adoption of new revenue recognition standard ASC 606 . N/A N/A N/A N/A N/A N/A N/A N/A

7 $457.1 $515.6 $526.1 $616.9 $523.1 6.51% 6.37% 6.23% 6.15% 6.12% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Gross Profit Gross Margin Q1 FY19: • Gross profit of $523.1 million increased $66 million or 14% compared to the prior - year quarter. • Gross profit margin declined 39 basis points from the prior - year quarter. • The increase in gross profit is primarily attributed to an additional month of TS results and changes in foreign currency exchange rates. Worldwide $ in Millions Gross Profit and Margin Note: Gross margin percentage adjusted to reflect adoption of ASC 606.

8 (1) Non - GAAP SG&A excludes acquisition - related amortization of intangibles expenses and tax indemnifications. See GAAP to Non - GAAP reconcil iation in the appendix. Note: Both GAAP and non - GAAP SG&A percentage of net sales adjusted to reflect adoption of ASC 606. Q1 FY19: • Non - GAAP SG&A expenses of $399.1 million increased $65.2 million or 20% compared to the prior - year quarter. • Non - GAAP SG&A as a percentage of net sales decreased 8 basis points from the prior - year quarter . • The increase in dollars, on both a GAAP and non - GAAP basis, is primarily attributed to an additional month of TS results and changes in foreign currency exchange rates. • GAAP depreciation and amortization expense was $40.5 million compared to $31.7 million in the prior - year quarter. SG&A Expenses (Non - GAAP) (1) $352.6 $410.6 $416.8 $429.0 $422.4 5.02% 5.07% 4.93% 4.28% 4.94% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 7.00% $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 SG&A Expenses Worldwide $ in Millions SG&A Expenses $333.9 $387.7 $390.4 $400.9 $399.1 4.75% 4.79% 4.62% 4.00% 4.67% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 7.00% $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19

9 ⁽ ¹ ⁾ See the GAAP to Non - GAAP reconciliation in the appendix. Note: Both GAAP and non - GAAP operating margin percentage adjusted to reflect adoption of ASC 606. Q1 FY19: • Worldwide non - GAAP operating income of $124.1 million increased $0.9 million or 1 % compared to the prior - year quarter . • Worldwide non - GAAP operating margin declined 30 basis points from the prior - year quarter. $123.2 $127.8 $135.7 $216.0 $124.1 1.75% 1.58% 1.61% 2.15% 1.45% $- $50.0 $100.0 $150.0 $200.0 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 $75.1 $103.5 $79.6 $151.9 $70.5 1.07% 1.28% 0.94% 1.51% 0.82% Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Operating Income (Non - GAAP) (1) Operating Income Worldwide $ in Millions Operating Income

10 (1) Before stock compensation expense. (2) See the GAAP to non - GAAP reconciliation in the appendix. Note: Both GAAP and non - GAAP operating margin percentage adjusted to reflect adoption of ASC 606. Q1 FY19: • Americas ’ non - GAAP operating income of $85.9 million increased $7.4 million or 9 % compared to the prior - year quarter. • Non - GAAP operating margin declined 12 basis points over the prior - year quarter. $50.9 $88.0 $55.6 $53.9 $61.3 1.62% 2.33% 1.52% 1.40% 1.70% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 $78.5 $84.7 $85.5 $85.1 $85.9 2.50% 2.25% 2.33% 2.21% 2.38% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Operating Income (Non - GAAP) (2) Operating Income Americas $ in Millions Operating Income (1)

11 Europe Q1 FY19: • Europe’s non - GAAP operating income of $43.6 million decreased $0.5 million or 1 % compared to the prior - year quarter. • Non - GAAP operating margin decreased 25 basis points from the prior - year quarter. $24.8 $18.5 $29.9 $100.4 $17.3 0.67% 0.46% 0.66% 1.71% 0.37% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 $44.1 $43.4 $53.4 $130.4 $43.6 1.19% 1.07% 1.18% 2.22% 0.94% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Operating Income (Non - GAAP) (2) Operating Income $ in Millions Operating Income (1) (1) Before stock compensation expense. (2) See the GAAP to non - GAAP reconciliation in the appendix. Note: Both GAAP and non - GAAP operating margin percentage adjusted to reflect adoption of ASC 606.

12 Asia Pacific Q1 FY19: • The Asia Pacific region’s non - GAAP operating income of $1.1 million decreased $4.1 million or 79% compared to the prior - year quarter. • Non - GAAP operating margin decreased 247 basis points from the prior - year quarter. $4.3 $5.1 $2.4 $5.7 $(0.6) 2.37% 1.81% 0.91% 1.88% - 0.21% -1.90% 0.10% 2.10% 4.10% 6.10% 8.10% 10.10% $(2.0) $- $2.0 $4.0 $6.0 $8.0 $10.0 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 $5.2 $6.7 $3.9 $7.5 $1.1 2.87% 2.39% 1.47% 2.45% 0.40% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Operating Income (Non - GAAP) (2) Operating Income $ in Millions Operating Income (1) (1) Before stock compensation expense. (2) See the GAAP to non - GAAP reconciliation in the appendix. Note: Both GAAP and non - GAAP operating margin percentage adjusted to reflect adoption of ASC 606.

13 $70.1 $66.7 $76.7 $134.7 $70.8 $1.87 $1.74 $2.00 $3.50 $1.84 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 (1) See the GAAP to non - GAAP reconciliation in the appendix. Q1 FY19: • The effective tax rate was 21%, compared to 31% in the prior - year quarter. Excluding non - GAAP adjustments, the effective tax rate was 26%, compared to 31% in the prior - year quarter. • Non - GAAP net income of $70.8 million increased $0.8 million or 1 % compared to the prior - year quarter . • Non - GAAP earnings per diluted share of $1.84 decreased $0.03 or 2 % compared to the prior - year quarter. $30.7 $47.5 $37.3 $1.3 $0.82 $1.24 $0.97 $0.03 $0.87 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Net Income and EPS (Non - GAAP) (1) Net Income and EPS $ in Millions (except EPS) Net Income and EPS Worldwide $33.7

14 Worldwide $224 $146 $70 $657 ($567) -$750 -$550 -$350 -$150 $50 $250 $450 $650 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Cash Conversion Cycle Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Days of Sales Outstanding 56 58 54 55 56 Days of Supply 32 32 32 29 33 Days of Purchases Outstanding (63) (66) (63) (68) (65) Cash Conversion Cycle 25 24 23 16 24 Q1 FY19: • Net cash used by operations was $567 million. • The cash balance at the end of the quarter was $346 million. Cash Metrics $ in Millions Cash Flow from Operations ⁽ ¹ ⁾ Adjusted to reflect adoption of ASC 606. ⁽ ¹ ⁾

15 48% 45% 41% 36% 36% Q1FY18 Q2FY18 Q3FY18 Q4FY18 Q1FY19 Debt $2,286 $2,268 $1,920 $1,638 $1,620 Equity $2,481 $2,732 $2,724 $2,921 $2,869 Debt to Total Capital ratio 48% 45% 41% 36% 36% Debt to Total Capital Worldwide Q1 FY19: • Accumulated other comprehensive income, which consists of currency translation, net of applicable taxes, was $200 million. • Capital expenditures were $ 8.5 million. • At April 30, 2018, the company had $ 2.9 billion of equity, and 38.32 million shares outstanding resulting in book value of $ 74.87 per share. • At April 30, 2018, the company had approximately $ 1.9 billion of goodwill and acquired intangibles. Balance Sheet Highlights

16 • Company’s Weighted Average Cost of Capital is approximately 9% (2) (1) See reconciliation of ROIC calculation in appendix. (2) Source: Bloomberg, May 24, 2018. 11% 4% Q1 FY18 TTM Q1 FY19 TTM Adjusted ROIC (1) ROIC (1) 13% 11% Q1 FY18 TTM Q1 FY19 TTM Return on Invested Capital Worldwide

17 (1) See reconciliation in appendix. For the quarter ending July 31, 2018 Business Outlook Net Sales $8.6 billion - $8.9 billion EPS $1.13 - $1.43 Non - GAAP EPS (1) $1.95 - $2.25 Forward - Looking Statements Certain statements made in this document are “Forward - Looking Statements” as described in the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties further described in Tech Data Corporation’s (the “Company”) Annual Report on Form 10 - K for the year ended January 31, 2018, a copy of which can be obtained from the Company’s Investor Relations website at www.techdata.com/investor. A number of important factors, some of which are beyond the Company’s control, could cause actual events and results to differ materially from those contained in or implied by the forward - looking statements. Forward - looking statements reflect management's analysis as of the filing date of this presentation. The Company does not undertake to update or revise these statements to reflect subsequent developments. Q2 FY19 business outlook assumes the following: • U.S. dollar to euro exchange rate of $ 1.18 to €1.00 • Weighted average diluted shares outstanding of 38.8 million • For the quarter ending July 31, 2018, and the fiscal year ending January 31, 2019, the Company anticipates its effective tax rate will be in the range of 25 percent to 27 percent.

18 APPENDIX GAAP to Non - GAAP Reconciliations

19 As reported Adjusted for ASC 606 As reported Adjusted for ASC 606 As reported Adjusted for ASC 606 As reported Adjusted for ASC 606 Net sales $7,664,063 $7,023,620 $8,882,691 $8,092,353 $9,135,728 $8,448,471 $11,092,529 $10,033,397 Gross profit margin 5.96% 6.51% 5.80% 6.37% 5.76% 6.23% 5.56% 6.15% SG&A percentage of net sales 4.60% 5.02% 4.62% 5.07% 4.56% 4.93% 3.87% 4.28% Operating income margin 0.98% 1.07% 1.17% 1.28% 0.87% 0.94% 1.37% 1.51% Non- GAAP SG&A percentage of net sales 4.36% 4.75% 4.37% 4.79% 4.27% 4.62% 3.61% 4.00% Three months ended April 30, 2017 July 31, 2017 October 31, 2017 January 31, 2018 ASC 606 Impact to Previously Reported Results

20 Three months ended April 30, 2017 July 31, 2017 October 31, 2017 January 31, 2018 April 30, 2018 (In thousands) Net Sales $ 7,023,620 $ 8,092,353 $ 8,448,471 $ 10,033,397 $ 8,548,319 GAAP SG&A expenses 352,632$ 410,598$ 416,766$ 428,965$ 422,361$ Tax indemnifications - - - (6,526) - Acquisition-related intangible assets amortization expense (18,749) (22,855) (26,385) (21,529) (23,304) Non-GAAP SG&A expenses 333,883$ 387,743$ 390,381$ 400,910$ 399,057$ GAAP SG&A percentage of net sales 5.02% 5.07% 4.93% 4.28% 4.94% Non-GAAP SG&A percentage of net sales 4.75% 4.79% 4.62% 4.00% 4.67% Selling, general and administrative ("SG&A") Three months ended SG&A

21 Americas ⁽ ¹ ⁾ Europe ⁽ ¹ ⁾ APAC ⁽ ¹ ⁾ Stock Compensation Expense Consolidated Net Sales 3,618,206$ 4,661,702$ 268,411$ 8,548,319$ GAAP operating income (loss) ⁽ ¹ ⁾ 61,342$ 17,318$ (577)$ (7,587)$ 70,496$ Acquisition, integration and restructuring expenses 13,916 17,988 321 1,000 33,225 Acquisition-related intangible assets amortization expense 13,643 8,329 1,332 23,304 LCD settlements and other, net (2,965) - - (2,965) Total non-GAAP operating income adjustments 24,594$ 26,317$ 1,653$ 1,000$ 53,564$ Non-GAAP operating income 85,936$ 43,635$ 1,076$ (6,587)$ 124,060$ GAAP operating margin 1.70% 0.37% -0.21% 0.82% Non-GAAP operating margin 2.38% 0.94% 0.40% 1.45% Three months ended April 30, 2018 ⁽ ¹ ⁾ GAAP operating income does not include stock compensation expense at the regional level. Operating Income Q1 FY19 (In thousands)

22 Americas ⁽ ¹ ⁾ Europe ⁽ ¹ ⁾ APAC ⁽ ¹ ⁾ Stock Compensation Expense Consolidated Net Sales 3,850,705$ 5,878,873$ 303,819$ 10,033,397$ GAAP operating income ⁽ ¹ ⁾ 53,924$ 100,439$ 5,704$ (8,164)$ 151,903$ Acquisition, integration and restructuring expenses 16,990 15,807 322 1,222 34,341 Acquisition-related intangible assets amortization expense 13,664 6,434 1,431 21,529 Value added tax assessments 494 1,158 1,652 Tax indemnifications 6,526 6,526 Total non-GAAP operating income adjustments 31,148$ 29,925$ 1,753$ 1,222$ 64,048$ Non-GAAP operating income 85,072$ 130,364$ 7,457$ (6,942)$ 215,951$ GAAP operating margin 1.40% 1.71% 1.88% 1.51% Non-GAAP operating margin 2.21% 2.22% 2.45% 2.15% Three months ended January 31, 2018 ⁽ ¹ ⁾ GAAP operating income does not include stock compensation expense at the regional level. Operating Income Q4 FY18 (In thousands)

23 Americas ⁽ ¹ ⁾ Europe ⁽ ¹ ⁾ APAC ⁽ ¹ ⁾ Stock Compensation Expense Consolidated Net Sales 3,663,498$ 4,518,669$ 266,304$ 8,448,471$ GAAP operating income ⁽ ¹ ⁾ 55,551$ 29,909$ 2,432$ (8,325)$ 79,567$ Acquisition, integration and restructuring expenses 14,149 14,128 287 1,184 29,748 Acquisition-related intangible assets amortization expense 15,816 9,362 1,207 26,385 Total non-GAAP operating income adjustments 29,965$ 23,490$ 1,494$ 1,184$ 56,133$ Non-GAAP operating income 85,516$ 53,399$ 3,926$ (7,141)$ 135,700$ GAAP operating margin 1.52% 0.66% 0.91% 0.94% Non-GAAP operating margin 2.33% 1.18% 1.47% 1.61% Three months ended October 31, 2017 ⁽ ¹ ⁾ GAAP operating income does not include stock compensation expense at the regional level. Operating Income Q3 FY18 (In thousands)

24 Americas ⁽ ¹ ⁾ Europe ⁽ ¹ ⁾ APAC ⁽ ¹ ⁾ Stock Compensation Expense Consolidated Net Sales 3,769,696$ 4,043,110$ 279,547$ 8,092,353$ GAAP operating income ⁽ ¹ ⁾ 87,975$ 18,464$ 5,066$ (7,974)$ 103,531$ LCD settlements and other, net (29,971) 1,316 - (28,655) Acquisition, integration and restructuring expenses 14,242 14,685 145 1,045 30,117 Acquisition-related intangible assets amortization expense 12,413 8,965 1,477 22,855 Total non-GAAP operating income adjustments (3,316)$ 24,966$ 1,622$ 1,045$ 24,317$ Non-GAAP operating income 84,659$ 43,430$ 6,688$ (6,929)$ 127,848$ GAAP operating margin 2.33% 0.46% 1.81% 1.28% Non-GAAP operating margin 2.25% 1.07% 2.39% 1.58% Three months ended July 31, 2017 ⁽ ¹ ⁾ GAAP operating income does not include stock compensation expense at the regional level. Operating Income Q2 FY18 (In thousands)

25 Americas ⁽ ¹ ⁾ Europe ⁽ ¹ ⁾ APAC ⁽ ¹ ⁾ Stock Compensation Expense Consolidated Net Sales 3,135,322$ 3,707,265$ 181,033$ 7,023,620$ GAAP operating income ⁽ ¹ ⁾ 50,900$ 24,799$ 4,297$ (4,918)$ 75,078$ LCD settlements and other, net (12,688) - - (12,688) Acquisition, integration and restructuring expenses 30,182 11,572 - 312 42,066 Acquisition-related intangible assets amortization expense 10,101 7,748 900 18,749 Total non-GAAP operating income adjustments 27,595$ 19,320$ 900$ 312$ 48,127$ Non-GAAP operating income 78,495$ 44,119$ 5,197$ (4,606)$ 123,205$ GAAP operating margin 1.62% 0.67% 2.37% 1.07% Non-GAAP operating margin 2.50% 1.19% 2.87% 1.75% Three months ended April 30, 2017 ⁽ ¹ ⁾ GAAP operating income does not include stock compensation expense at the regional level. (In thousands) Operating Income Q1 FY18

Net Income and EPS

(In thousands, except per share data)	Three months ended, April 30, 2017		July 31, 2017		October 31, 2017		January 31, 2018		April 30, 2018	
	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
GAAP Results	**$30,654**	**$0.82**	**$47,459**	**$1.24**	**$37,268**	**$0.97**	**$1,260**	**$0.03**	**$33,699**	**$0.87**
LCD settlements and other, net	(12,688)	(0.34)	(28,332)	(0.74)	-	-	-	-	(2,965)	(0.08)
Value added tax assessments and related interest expense	-	-	-	-	-	-	2,568	0.07	(928)	(0.02)
Acquisition, integration and restructuring expenses	42,066	1.12	30,117	0.78	29,748	0.77	34,341	0.89	33,225	0.86
Acquisition-related intangible assets amortization expense	18,749	0.50	22,855	0.60	26,385	0.69	21,529	0.56	23,304	0.61
Acquisition-related financing expenses	8,807	0.24	-	-	-	-	-	-	-	-
Tax indemnifications	-	-	-	-	-	-	6,526	0.17	-	-
Income tax effect of tax indemnifications	-	-	-	-	-	-	(6,526)	(0.17)	-	-
Income tax effect of other adjustments above	(17,529)	(0.47)	(5,367)	(0.14)	(16,652)	(0.43)	(21,565)	(0.56)	(12,908)	(0.33)
Change in deferred tax valuation allowances	-	-	-	-	-	-	1,224	0.03	(2,600)	(0.07)
Impact of US tax reform	-	-	-	-	-	-	95,369	2.48	-	-
Non-GAAP results	**$70,059**	**$1.87**	**$66,732**	**$1.74**	**$76,749**	**$2.00**	**$134,726**	**$3.50**	**$70,827**	**$1.84**
Weighted average shares outstanding - diluted	37,468		38,388		38,433		38,529		38,561	

TechData

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27 TTM Net Operating Profit After Tax (NOPAT)*: 2018 2017 Operating income 405,497$ 314,422$ Income taxes on operating income ⁽ ¹ ⁾ (242,229) (75,583) NOPAT 163,268$ 238,839$ Average Invested Capital: Short-term debt (5-qtr end average) 262,413$ 251,115$ Long-term debt (5-qtr end average) 1,683,828 697,482 Shareholders' Equity (5-qtr end average) 2,745,501 2,197,319 Total average capital 4,691,742 3,145,916 Less: Cash (5-qtr end average) (751,732) (1,040,295) Average invested capital less average cash 3,940,010$ 2,105,621$ ROIC 4% 11% * Trailing Twelve Months is abbreviated as TTM. Twelve months ended April 30, ⁽ ¹ ⁾ Income taxes on operating income was calculated using the trailing 12 months effective tax rate $ in thousands Return on Invested Capital

28 TTM Net Operating Profit After Tax (NOPAT), as adjusted *: 2018 2017 Non-GAAP operating income ⁽ ¹ ⁾ 603,559$ 404,583$ Income taxes on non-GAAP operating income ⁽ ² ⁾ (178,518) (117,875) NOPAT, as adjusted 425,041$ 286,708$ Average Invested Capital, as adjusted: Short-term debt (5-qtr end average) 262,413$ 251,115$ Long-term debt (5-qtr end average) 1,683,828 697,482 Shareholders' Equity (5-qtr end average) 2,745,501 2,197,319 Tax effected impact of non-GAAP adjustments ⁽ ³ ⁾ 95,713 20,249 Total average capital, as adjusted 4,787,455 3,166,165 Less: Cash (5-qtr end average) (751,732) (1,040,295) Average invested capital less average cash 4,035,723$ 2,125,870$ Adjusted ROIC 11% 13% * Trailing Twelve Months is abbreviated as TTM. ⁽ ³ ⁾ Represents the 5 quarter average of the year-to-date impact of non-GAAP adjustments. Twelve months ended April 30, ⁽ ² ⁾ Income taxes on non-GAAP operating income was calculated using the trailing 12 months effective tax rate adjusted for the impact of non-GAAP adjustments during the respective periods. ⁽ ¹ ⁾ Represents operating income as adjusted to exclude acquisition, integration and restructuring expenses, LCD settlements and other, net, value added tax assessments and acquisition-related intangible assets amortization expense $ in thousands Adjusted Return on Invested Capital

29 Guidance Reconciliation Low end of guidance range High end of guidance range Earnings per share - diluted $1.13 $1.43 Acquisition, integration and restructuring expenses 0.49 0.49 Acquisition-related intangible assets amortization expense 0.60 0.60 Income tax effect of the above adjustments (0.27) (0.27) Non-GAAP earnings per share - diluted $1.95 $2.25 Three months ending July 31, 2018